Exhibit 99.1

Deloitte & Touche LLP Suite 301 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 www.deloitte.com

Cogent Communications Holdings, Inc. 2450 N Street, NW Washington, DC 20037

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of customer agreements in connection with the proposed offering of Cogent Funding, LLC, Secured IPv4 Lease Revenue Notes, Series 2025-1. Cogent Communications Holdings, Inc. (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth on the Statistical Data File. Additionally, Morgan Stanley & Co. LLC (“Morgan Stanley” and, together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On February 28, 2025, representatives of Morgan Stanley, on behalf of the Company, provided us with a computer-generated data file and related record layout containing data, as represented to us by the Company, as of January 31, 2025, with respect to 13,448 customer agreements (the “Statistical Data File”).

On February 26, 2025, representatives of Morgan Stanley, on behalf of the Company, provided us with a listing (the “Sample Listing”) of 150 customer agreements, each of which were included on the Statistical Data File (the “Sample Agreements”). We make no representations as to the selection criteria used in determining the Sample Agreements.

For each of the Sample Agreements, we performed comparisons of the characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Member of Deloitte Touche Tohmatsu Limited

Characteristics

1.  Order ID (for informational purposes only)

2.  Address count

3.  Order class

4.  Block size

5.  IPv4 customer inception date

6.  Service acceptance date

7.  Quoted currency MRR

8.  Service state*

9.  Service country

10. Contract term 11. Quoted currency 12. Billing currency 13. USD to FX 14. MRR (US$) 15. Annualized quoted currency MRR 16. Annualized MRR (US$) 17. Customer tenure

*For Sample Agreements with a service country of “US” or “Canada” (as set forth on the Statistical Data File) only

We compared Characteristics 2. through 6. to the corresponding information set forth on or derived from the “IPv4 Commissions Report.”

We compared Characteristics 7. through 12. to the corresponding information set forth on or derived from the “IPv4 Provisioning Report.”

We compared Characteristic 13. to the corresponding information set forth on or derived from “USD FX Rates Report.”

With respect to Characteristic 14., we recomputed the MRR as the quotient of (i) the quoted currency MRR (as set forth on or derived from the IPv4 Provisioning Report) and (ii) the USD to FX (as set forth on or derived from the USD FX Rates Report). We compared such recomputed information to the corresponding information set forth on the Statistical Data File.

With respect to Characteristic 15., we recomputed the annualized quoted currency MRR as the product of (i) the quoted currency MRR (US$) (as set forth on the IPv4 Provisioning Report) and (ii) twelve. We compared such recomputed information to the corresponding information set forth on the Statistical Data File.

With respect to Characteristic 16., we recomputed the annualized MRR as the product of (i) the MRR (US$) (as determined above) and (ii) twelve. We compared such recomputed information to the corresponding information set forth on the Statistical Data File.

With respect to Characteristic 17., we recomputed the customer tenure as the number of years between (i) the IPv4 customer inception date and (ii) January 31, 2025. We compared such recomputed information to the corresponding information set forth on the Statistical Data File.

The customer agreement documents described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Contract Documentation.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Contract Documentation and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Contract Documentation. In addition, we make no representations as to whether the Contract Documentation are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Agreements.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Contract Documentation, except as indicated in Appendix A. Supplemental information is contained in Appendix B and Appendix C.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the customer agreements or underlying documentation underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the customer agreements or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

March 28, 2025

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 28, 2025.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	Six differences in IPv4 customer inception date.
2	Six differences in customer tenure.
3	Three instances where we were unable to verify the block size.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 28, 2025

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Agreement number	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on or derived from IPv4 Commissions Report

1	1-300063739	IPv4 customer inception date	7/31/2013	3/6/2017
1	3-001002313	IPv4 customer inception date	6/2/2015	1/28/2021
1	3-001207629	IPv4 customer inception date	9/27/2013	4/1/2022
1	1-300293428	IPv4 customer inception date	7/14/2015	11/30/2015
1	3-001158150	IPv4 customer inception date	7/14/2015	11/30/2015
1	3-001867643	IPv4 customer inception date	1/17/2025	1/14/2025

Exception Description Number	Sample Agreement number	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic Recalculated
2	1-300063739	Customer tenure	11.5 years	7.9 years
2	3-001002313	Customer tenure	9.7 years	4.0 years
2	3-001207629	Customer tenure	11.3 years	2.8 years
2	1-300293428	Customer tenure	9.6 years	9.2 years
2	3-001158150	Customer tenure	9.6 years	9.2 years
2	3-001867643	Customer tenure	0.0 years	0.1 years

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 28, 2025

Supplemental Information Related to the Findings Set Forth on Appendix A

In applying our agreed-upon procedures as outlined above, we were unable to verify the following Characteristic from the IPv4 Commissions Report provided for the related Sample Agreement:

Exception Description Number	Sample Agreement number	Characteristic not verified

3	1-300065926	Block Size
3	1-300074650	Block Size
3	1-300180157	Block Size

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.